                                    UNITED STATES

                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): February 9, 2006

                                 UNICO, INCORPORATED

                (Exact name of registrant as specified in its charter)

          Arizona                     000-30239                   86-0205130

         (State of                  (Commission              (I.R.S. Employer

       Incorporation)               File Number)             Identification No.)

                        8880 Rio San Diego Drive, 8th Floor

                            San Diego, California  92108

                       (Address of principal executive offices)

                                    (619) 209-6124

              (Registrant's telephone number, including area code)

             _____________________________________________________________

            (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17

      CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR

      240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the

      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the

      Exchange Act (17 CFR 240.13e-4(c)

Item 3.02 Unregistered Sales of Equity Securities.

From  September  30,  2004  through  March  30,  2005  Unico  issued convertible debentures  ("Debentures") aggregating approximately $625,000 to  Reef  Holding,

Ltd. and approximately $467,500 to Kentan Limited Corp. that were unpaid, and in default, as of  February 9, 2006.  The holders of the convertible debentures had assigned portions  of  the  Debentures  to  Blue  Marble  Investments,  Outboard

Investments,  Umbrella  Holdings  and  Yanzu,  Inc.  Because Unico, Incorporated

failed to pay the Debentures when due, a total of  ten  (10) lawsuits were filed by these Debenture holders against Unico, Incorporated in  the  Twelfth  Circuit

(State) Court in Florida (Case Nos. 2006-CA-003385-NC, 2006-CA-001230-NC,  2006-

CA-001825-NC,  2006-CA-003067-NC, 2006-CA-001229-NC, 2006-CA-002111-NC, 2006-CA-

002597-NC, 2006-CA-003068-NC, 2006-CA-004264-NC and 2006-CA-003851-NC).

The Debentures provided  that  the  principal  amount  and accrued interest were convertible, at the option of the holders of the Debentures, into Unico's common stock  at  a price per share equal to 50% of the closing bid  price  of  Unico's common stock  as  quoted  on the OTC Bulletin Board on the immediately preceding trading day prior to the notice of conversion.

Unico agreed to settle each action by issuing shares of its common stock to the plaintiffs using a valuation of approximately 14% to 20% of the then existing bid price of Unico, Incorporated common stock. These shares were issued pursuant to

Section 3(a)(10) of the Securities Act of 1933, as amended, after a hearing with notice to, and an opportunity to be heard from, interested parties, as to the fairness of each transaction, by a state court in Florida which specifically determined, prior to declaring that the transactions were exempt under Section

3(a)(10), that the transactions were fair to the interested parties.

From February 9, 2006 until May 12, 2006, in connection with the exercise of conversion  rights  by  the  holders  of  the Debentures  and  pursuant  to  the litigation settlements, Unico issued an aggregate of 4,400,668,554 shares of its common stock.

As a result of the foregoing events, shares of Unico's common stock were issued to one  or  more of the Debenture holders on the following  dates  and  in  the following amounts:

   1. February 9, 2006         - 173,835,653 shares

   2. March 2, 2006            - 325,804,830 shares

   3. March 9, 2006            - 371,875,000 shares

   4. March 23, 2006           - 526,704,636 shares

   5. April 6, 2006            - 566,195,754 shares

   6. April 14, 2006           - 599,041,095 shares

   7. April 27, 2006           - 1,209,091,038 shares

   8. May 11, 2006             - 628,120,548 shares

There were no underwriters involved in any of the stock issuances described above, and there were no underwriting discounts or  commissions paid.  The stock in each transaction was issued pursuant to Section 3(a)(10)  of  the  Securities

Act of 1933 as "securities issued  in  exchange  for  one or more bona vide outstanding securities, claims or property interests . . . where  the  terms and conditions of such issuance and exchange are approved, after a hearing upon  the fairness of such terms and conditions . . . ."

As of the date of this report, there are now 4,899,096,450 shares of Unico's common stock issued and outstanding.

                                   SIGNATURES

Pursuant to the requirements  of  the  Securities  Exchange  Act  of  1934,  the

Registrant  has  duly  caused  this  report  to  be  signed on its behalf by the undersigned hereunto duly authorized.

                                     UNICO, INCORPORATED

                                     (Registrant)

Date: June 5, 2006                   By: /s/ Mark Lopez

                                         Mark Lopez

                                         Chief Executive Officer